EXHIBIT 10.4

                      FORM OF ADDITIONAL INVESTMENT RIGHT


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                                                                       EXHIBIT E

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES

                           ADDITIONAL INVESTMENT RIGHT

       To Purchase $________ Stated Value of Preferred Stock and Warrants

                               CIROND CORPORATION

         THIS ADDITIONAL INVESTMENT RIGHT (the "AIR") certifies that, for value received, _____________ (the "HOLDER"), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date hereof (the "INITIAL EXERCISE DATE") and on or prior to the earlier of the close of business on the six month anniversary of the Effective Date and the two year and one day anniversary of the date hereof (the "TERMINATION DATE") but not thereafter, to subscribe for and purchase from Cirond Corporation, a Nevada corporation (the "COMPANY"), up to $_____________ Stated Value of Series B 5% Convertible Preferred Stock (the "AIR PREFERRED STOCK") and warrants to purchase shares of Common Stock of the Company as described herein at an exercise price of $0.55 per share (the "AIR WARRANT EXERCISE PRICE") (subject to adjustment hereunder and thereunder) (the "AIR WARRANT"). Upon the purchase hereunder of AIR Preferred Stock, the Holder shall receive a warrant to purchase a number of shares of Common Stock equal to 50% of the shares of Common Stock underlying such AIR Preferred Stock. The initial conversion price of the Preferred Stock shall be equal to $0.43 as described in the Certificate of Designations, subject to adjustment thereunder and hereunder ("AIR PREFERRED STOCK CONVERSION PRICE"). The AIR Preferred Stock and AIR Warrant shall be in the form of the Preferred Stock and Warrants (with the same rights, privileges and preferences set forth in the Transaction Documents, including without limitation, the Certificate of Designation) issued pursuant to the Purchase Agreement, MUTATIS MUTANDIS. The AIR Preferred Stock and the AIR Warrant shall be collectively referred to as the "AIR SECURITIES." The AIR Warrant Exercise Price and the AIR Preferred Stock Conversion Price shall be collectively referred to herein as the "AIR CONVERSION PRICE." Notwithstanding anything herein to the contrary, in the event of any adjustment to the AIR


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Conversion  Price under the Certificate of Designation that would also otherwise result in an adjustment hereunder, the adjustment under the Certificate of Designation shall control and no adjustment hereunder shall occur.

         SECTION 1. DEFINITIONS. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Securities Purchase Agreement (the "PURCHASE AGREEMENT"), dated December 22, 2004, among the Company and the purchasers signatory thereto.

         SECTION 2.   EXERCISE.

                 a) EXERCISE OF AIR. Exercise of the purchase rights represented by this AIR may be made at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed facsimile copy of the Notice of Exercise Form annexed hereto (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company) and the payment of the Stated Value thereby purchased by wire transfer or cashier's check drawn on a United States bank. Upon exercise of the AIR, the Company shall issue shares of AIR Preferred Stock with a Stated Value equal to the amount paid by the Holder and the AIR Warrant to purchase a number of shares of Common Stock equal to 50% of the shares of Common Stock issuable upon conversion of such AIR Preferred Stock.

                 b)    MECHANICS OF EXERCISE.

                           i. AUTHORIZATION OF AIR PREFERRED STOCK AND THE AIR WARRANT. The Company covenants that during the period the AIR is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of all of the shares of Common Stock underlying the AIR Preferred Stock and AIR Warrant (the collectively, "AIR CONVERSION SHARES"). The Company further covenants that its issuance of this AIR shall constitute full authority to its officers who are charged with the duty of executing certificates to execute and issue the necessary certificates for the AIR Securities upon the exercise of the purchase rights under this AIR and certificates upon conversion and exercise of the AIR Securities. The Company covenants that the AIR Securities which may be issued upon the exercise of the purchase rights represented by this AIR and the AIR Conversion Shares issuable thereunder will, upon exercise of the purchase rights represented by this AIR, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue). The Company will take all such reasonable action as may be necessary to assure that the AIR Securities and AIR Conversion Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed.

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                           ii.   DELIVERY   OF   CERTIFICATES   UPON   EXERCISE.
                       Certificates for the AIR Securities purchased hereunder shall be delivered to the Holder within 3 Trading Days from the delivery to the Company of the Notice of Exercise Form, surrender of this AIR and payment of the Stated Value as set forth above ("AIR SECURITY DELIVERY DATE"). This AIR shall be deemed to have been exercised on the date the payment of the principal amount is received by the Company. The AIR Securities shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such security for all purposes, as of the date the AIR has been exercised by payment to the Company of the principal amount and all taxes required to be paid by the Holder, if any, pursuant
                       to  Section   2(b)(v)  prior  to  the  issuance  of  such
                       security, have been paid.

                           iii. DELIVERY OF NEW AIRS UPON EXERCISE.  If this AIR
                       shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing the AIR Securities, deliver to Holder a new AIR evidencing the rights of Holder to purchase the unpurchased AIR Securities called for by this AIR, which new AIR shall in all other respects be identical with this AIR.

                           iv. RESCISSION RIGHTS. If the Company fails to deliver to the Holder a certificate or certificates representing the AIR Securities pursuant to this Section 2(b)(iv) by the AIR Security Delivery Date, then the Holder will have the right to rescind such exercise.

                           v. CHARGES, TAXES AND EXPENSES. Issuance of certificates for AIR Securities shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; PROVIDED, HOWEVER, that in the event certificates for AIR Securities are to be issued in a name other than the name of the Holder, this AIR when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

                           vi. CLOSING OF BOOKS.  The Company will not close its
                       records in any manner which prevents the timely exercise of this AIR, pursuant to the terms hereof or the conversion or exercise of the AIR Securities pursuant to the terms hereof.

                 c) CALL PROVISION. Subject to the provisions of this Section 2(c), (i) if after the Effective Date (x) the Closing Price for each of 20 consecutive Trading Days (the "MEASUREMENT PERIOD", which period shall not have commenced until after the Effective


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         Date)  exceeds  the  initial  Conversion  Price  by  150%  (subject  to adjustment as set forth herein) (the "150% THRESHOLD PRICE") and (y) the daily trading volume for each Trading Day during such Measurement Period is at least 100,000 shares of Common Stock (subject to adjustment for reverse and forward stock splits and the like) or (ii) if after the Effective Date (x) the Closing Price for the Measurement Period exceeds the initial Conversion Price by 200% (subject to
         adjustment   as  set  forth  herein)  (the  "200%   THRESHOLD   PRICE",
         collectively the 150% Threshold Price and the 200% Threshold Price shall be the "THRESHOLD PRICE") and (y) the daily trading volume for each Trading Day during such Measurement Period is at least 100,000 shares of Common Stock (subject to adjustment for reverse and forward stock splits and the like) or (iii) if after the Effective Date, the
         Company   closes,   consummates   and   completes  a  firm   commitment
         underwritten public offering of its Common Stock with gross proceeds to the Company of at least $10 million (a "QPO") for a per share purchase price of at least $2.00 (subject to adjustment for reverse and forward stock splits and the like), then, (A) with respect to Section 2(c)(i) and the 150% Threshold Price, the Company may, within one Trading Day of the end of such Measurement Period, call for cancellation of up to, in the aggregate, among all Holders of the AIR, for all Call Notices (as defined below) relating to the 150% Threshold Price, $2,000,000 of this AIR for which a Notice of Exercise has not yet been delivered, (B) with respect to Section 2(c)(ii) and the 200% Threshold Price, the Company may, within one Trading Day of the end of such Measurement Period call for the cancellation of up to, in the aggregate, among all Holders of the AIR, for all Call Notices (as defined below) relating to the 200% Threshold Price, $2,000,000 of this AIR for which a Notice of Exercise has not yet been delivered and (C) with respect to Section 2(c)(iii), the Company may, within one Trading Day of the closing date of such QPO public offering, call for cancellation of all or any portion of this AIR for which a Notice of Exercise has not yet been delivered (such right, a "CALL"). For purposes of clarification, if the 150% Threshold Price shall only apply, in the aggregate, among all Holders of AIRs, up to $2,000,000. To exercise this right, the Company must deliver to the Holder an irrevocable written notice (a "CALL NOTICE"), indicating therein the portion of unexercised portion of this AIR to which such notice applies. If the conditions set forth below for such Call are satisfied from the period from the date of the Call Notice through and including the Call Date (as defined below), then any portion of this AIR, as limited by Sections 2(c)(i) and (c)(ii) herein, subject to such Call Notice for which a Notice of Exercise shall not have been received by the Call Date will be cancelled at 6:30 p.m. (New York City time) on the tenth Trading Day after the date the Call Notice is received by the Holder (such date, the "CALL DATE"). Any unexercised portion of this AIR to which the Call Notice does not pertain will be unaffected by such Call Notice. In furtherance thereof, the Company covenants and agrees that it will honor all Notices of Exercise with respect to the AIR Securities subject to a Call Notice that are tendered through 6:30 p.m. (New York City time) on the Call Date. The parties agree that any Notice of Exercise delivered following a Call Notice shall first reduce to zero the number of AIR Securities subject to such Call Notice prior to reducing the remaining AIR Securities available for purchase under this AIR. For example, if (x) this AIR then permits the Holder to acquire $100 Stated Value of AIR Preferred Stock, (y) a Call Notice pertains to $75 Stated Value of AIR Preferred Stock, and (z) prior to 6:30 p.m. (New York City time) on the Call Date the Holder tenders a Notice of Exercise in respect


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         of $50 Stated Value of AIR Preferred  Stock,  then (1) on the Call Date the right under this AIR to acquire $25 Stated Value of AIR Preferred Stock will be automatically cancelled, (2) the Company, in the time and manner required under this AIR, will have issued and delivered to the Holder $50 Stated Value of AIR Preferred Stock in respect of the exercises following receipt of the Call Notice, and (3) the Holder may, until the Termination Date, exercise this AIR for $25 Stated Value of AIR Preferred Stock (subject to adjustment as herein provided and subject to subsequent Call Notices). Subject again to the provisions of this Section 2(c), the Company may deliver subsequent Call Notices for any portion of this AIR, as limited by Sections 2(c)(i) and (c)(ii), for which the Holder shall not have delivered a Notice of Exercise. Notwithstanding anything to the contrary set forth in this AIR, the Company may not deliver a Call Notice or require the cancellation of this AIR (and any Call Notice will be void), unless, from the beginning of the Measurement Period through the Call Date (or, with respect to a Call triggered by a QPO, during the 30 consecutive Trading Days prior to such Call Date), (i) the Company shall have honored in accordance with the terms of this AIR all Notices of Exercise delivered by 6:30 p.m. (New York City time) on the Call Date, (ii) the Registration Statement shall be effective as to all shares of Common Stock underlying the AIR Securities and the prospectus thereunder available for use by the Holder for the resale of all such shares, (iii) the Common Stock shall be listed or quoted for trading on the Trading Market and (iv) with respect to a Call triggered by a QPO, the Company shall have consummated such QPO within 90 days of giving the Call Notice. The Company's right to Call the AIR shall be exercised ratably among the Holders based on each Holder's initial purchase of Preferred Stock pursuant to the Purchase Agreement.

         SECTION 3.  CERTAIN ADJUSTMENTS.

                 a) STOCK DIVIDENDS AND SPLITS. If the Company, at any time while this AIR is outstanding: (A) pays a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company pursuant to the AIR Securities), (B) subdivides outstanding shares of Common Stock into a larger number of shares, (C) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the AIR Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

                 b) SUBSEQUENT EQUITY SALES. If the Company or any Subsidiary thereof, as applicable, at any time while this AIR is outstanding, shall offer, sell, grant any option to purchase or offer, sell or grant any right to reprice its securities, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition)

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         any Common Stock or Common Stock  Equivalents  entitling  any Person to acquire shares of Common Stock, at an effective price per share less than the then AIR Conversion Price (such lower price, the "BASE SHARE PRICE" and such issuances collectively, a "DILUTIVE ISSUANCE"), as adjusted hereunder (if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which is issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share which is less than the AIR Conversion Price, such issuance shall be deemed to have occurred for less than the AIR Conversion Price), then, the AIR Conversion Price shall be reduced to a price equal to the Base Share Price. Additionally, the number of AIR Warrant Shares issuable hereunder shall be increased such that the aggregate AIR Warrant Exercise Price payable hereunder, after taking into account the decrease in the AIR Conversion Price, shall be equal to the aggregate AIR Warrant Exercise Price prior to such adjustment. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued. The Company shall notify the Holder in writing, no later than the Trading Day following the issuance of any Common Stock or Common Stock Equivalents subject to this section, indicating therein the applicable issuance price, or of applicable reset price, exchange price, conversion price and other pricing terms (such notice the "DILUTIVE ISSUANCE NOTICE"). For purposes of clarification, whether or not the Company provides a Dilutive Issuance Notice pursuant to this
         Section 3(b), upon the occurrence of any Dilutive Issuance, after the date of such Dilutive Issuance the Holder is entitled to receive a number of securities based upon the Base Share Price regardless of whether the Holder accurately refers to the Base Share Price in the Notice of Exercise.

                 c) PRO RATA DISTRIBUTIONS. If the Company, at any time while this AIR is outstanding, distributes to all holders of Common Stock (and not to Holders) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security other than the Common Stock (which shall be subject to Section 3(b), then in each such case the AIR Conversion Price shall be determined by multiplying such AIR Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Closing Price determined as of the record date mentioned above, and of which the numerator shall be such Closing Price on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors in good faith. In either case the adjustments shall be described in a statement provided to the Holder of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

                 d) CALCULATIONS. All calculations and adjustments to the AIR Conversion Price under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of

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


         Common Stock outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) outstanding.

                 e)    NOTICE TO HOLDERS.

                       i. ADJUSTMENT TO AIR CONVERSION  PRICE.  Whenever the AIR
                 Conversion Price is adjusted pursuant to this Section 3, the Company shall promptly mail to each Holder a notice setting forth the AIR Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

                       ii. NOTICE TO ALLOW EXERCISE BY HOLDER. If (A) the Company shall declare a dividend (or any other distribution) on the Common Stock; (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the
                 Company  is  a  party,   any  sale  or   transfer   of  all  or
                 substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then, in each case, the Company shall cause to be mailed to the Holder at its last addresses as it shall appear upon the AIR Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; PROVIDED, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder is entitled to exercise this AIR during the 20-day period commencing the date of such notice to the effective date of the event triggering such notice.

                 f) FUNDAMENTAL TRANSACTION. If, at any time while this AIR is outstanding, (A) the Company effects any merger or consolidation of the Company with or into another Person, (B) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a "FUNDAMENTAL TRANSACTION"), then, upon any subsequent exercise of this AIR the Holder shall have the right to receive upon conversion or exercise of the AIR Securities, as applicable, for each AIR Conversion Share that would have been issuable upon such exercise and then subsequent conversion absent such
         Fundamental Transaction, at the option of the Holder, (a) upon conversion or exercise of the AIR Securities, shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Alternate Consideration receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder of the number of shares of Common Stock for which the underlying AIR Securities are convertible immediately prior to such event or (b) cash equal to the value of this AIR as determined in accordance with the Black-Scholes option pricing formula (the "ALTERNATE CONSIDERATION"). For purposes of any such deemed conversion, the determination of the AIR Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the AIR Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion or exercise of the AIR Securities underlying this AIR following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new additional investment right consistent with the foregoing provisions and evidencing the Holder's right to exercise such additional investment right ultimately into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (f) and insuring that this AIR (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

                 g)  EXEMPT   ISSUANCE.   Notwithstanding   the  foregoing,   no
         adjustments, Alternate Consideration nor notices shall be made, paid or issued under this Section 3 in respect of an Exempt Issuance.

                 h) VOLUNTARY ADJUSTMENT BY COMPANY. The Company may at any time during the term of this AIR reduce the then current AIR Conversion Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

         SECTION 4.    TRANSFER OF AIR.

                 a) TRANSFERABILITY. Subject to compliance with any applicable securities laws and the conditions set forth in Sections 5(a) and 4(e) hereof and to the provisions of Section 4.1 of the Purchase Agreement, this AIR and all rights hereunder are transferable, in whole or in part, upon surrender of this AIR at the principal office of the Company, together with a written assignment of this AIR substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new AIR or AIRs in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new AIR evidencing the portion of this AIR not so assigned, and this AIR shall promptly be cancelled. An AIR, if properly assigned, may be exercised by a new holder for the purchase of AIR Securities without having a new AIR issued.

                 b) NEW AIRS. This AIR may be divided or combined with other AIRs upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new AIRs are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new AIR or AIRs in exchange for the AIR or AIRs to be divided or combined in accordance with such notice.

                 c) AIR REGISTER. The Company shall register this AIR, upon records to be maintained by the Company for that purpose (the "AIR REGISTER"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this AIR as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary

                 d) TRANSFER RESTRICTIONS. If, at the time of the surrender of this AIR in connection with any transfer of this AIR, the transfer of this AIR shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer (i) that the Holder or transferee of this AIR, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an "accredited investor" as defined in Rule
         501(a)(1),  (a)(2),  (a)(3),  (a)(7),  or (a)(8)  promulgated under the
         Securities Act or a qualified institutional buyer as defined in Rule 144A(a) under the Securities Act.

         SECTION 5.    MISCELLANEOUS.

                 a) TITLE TO THE ADDITIONAL INVESTMENT RIGHT. Prior to the Termination Date and subject to compliance with applicable laws and
         Section  4  of  this  AIR,  this  AIR  and
         all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the Holder in person or by duly authorized attorney, upon surrender of this AIR together with the Assignment Form annexed hereto properly endorsed. The transferee shall sign an investment letter in form and substance reasonably satisfactory to the Company.

                 b) NO RIGHTS AS SHAREHOLDER UNTIL EXERCISE. This AIR does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof. Upon the surrender of this AIR and the payment of the aggregate principal, the AIR Securities so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

                 c) LOSS, THEFT, DESTRUCTION OR MUTILATION OF AIR. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this AIR or any certificate relating to the AIR Securities, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the AIR, shall not include the posting of any bond), and upon surrender and cancellation of such AIR or certificate, if mutilated, the Company will make and deliver a new AIR or certificate of like tenor and dated as of such cancellation, in lieu of such AIR or certificate.

                 d) SATURDAYS, SUNDAYS, HOLIDAYS, ETC. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

                 e)    AUTHORIZED SHARES.

                       Except and to the extent as waived or consented to by the
                 Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this AIR or the AIR Securities, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this AIR and the AIR Securities against impairment. Without limiting the generality of the foregoing, the Company will (a) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable AIR Securities upon the exercise of this AIR and AIR Conversion Shares upon conversion and exercise of the AIR Securities, and
                 (b) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this AIR and the AIR Securities.

                       Before  taking  any  action  which  would  result  in  an
                 adjustment in the AIR Securities for which this AIR is exercisable or in the AIR Conversion Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

                 f) JURISDICTION. All questions concerning the construction, validity, enforcement and interpretation of this AIR shall be determined in accordance with the provisions of the Purchase Agreement.

                 g) RESTRICTIONS. The Holder acknowledges that the AIR Securities acquired upon the exercise of this AIR, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

                 h) NONWAIVER AND EXPENSES. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies, notwithstanding the fact that all rights hereunder terminate on the Termination Date. If the Company willfully and knowingly fails to comply with any provision of this AIR, which results in any material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

                 i) NOTICES. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

                 j) LIMITATION OF LIABILITY. No provision hereof, in the absence of any affirmative action by Holder to exercise this AIR or purchase AIR Securities, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

                 k) REMEDIES. Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this AIR. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this AIR and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

                 l) SUCCESSORS AND ASSIGNS. Subject to applicable securities laws, this AIR and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this AIR are intended to be for the benefit of all Holders from time to time of this AIR and shall be enforceable by any such Holder or holder of AIR Securities.

                 m) AMENDMENT. This AIR may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

                 n) SEVERABILITY. Wherever possible, each provision of this AIR shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this AIR shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this AIR.

                 o) HEADINGS. The headings used in this AIR are for the convenience of reference only and shall not, for any purpose, be deemed a part of this AIR.


                              ********************

         IN WITNESS WHEREOF, the Company has caused this AIR to be executed by its officer thereunto duly authorized.


Dated:  December 22, 2004

                                         CIROND CORPORATION


                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:

                               NOTICE OF EXERCISE

TO:    CIROND CORPORATION

         (1) The undersigned hereby elects to purchase $________ Stated Value of AIR Preferred Stock and Warrants to purchase _____ shares of Common Stock of Cirond Corporation pursuant to the terms of the attached AIR and tenders herewith payment of the principal in full, together with all applicable transfer taxes, if any.

         (2) Payment shall take the form of (check applicable box) in lawful money of the United States; or

         (3) Please issue a certificate or certificates representing said AIR Securities in the name of the undersigned or in such other name as is specified below:

                  -----------------------------------

The AIR Securities shall be delivered to the following:

                  -----------------------------------

                  -----------------------------------

                  -----------------------------------

         (4) ACCREDITED INVESTOR. The undersigned is an "accredited investor" as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Investing Entity:
                         -------------------------------------------------------
SIGNATURE OF AUTHORIZED SIGNATORY OF INVESTING ENTITY:
                                                      --------------------------
Name of Authorized Signatory:
                             ---------------------------------------------------
Title of Authorized Signatory:
                              --------------------------------------------------
Date:
     ---------------------------------------------------------------------------

                                 ASSIGNMENT FORM

                    (To assign the foregoing warrant, execute
                   this form and supply required information.
                 Do not use this form to exercise the warrant.)



         FOR VALUE RECEIVED, the foregoing AIR and all rights evidenced thereby are hereby assigned to whose address is
------------------------------------------------

----------------------------------------------------------------------.



-------------------------------------------------------------------

                                     Dated:
                                           -------------------,----------


                  Holder's Signature:
                                     ----------------------------------

                  Holder's Address:
                                   ------------------------------------

                                   ------------------------------------



Signature Guaranteed:
                      -----------------------------------------------


NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the AIR, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing AIR.